SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

BearingPoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31451 (Commission File Number)	22-3680505 (I.R.S. Employer Identification No.)

1676 International Drive

McLean, VA 22102

(Address of principal executive offices)

(703) 747-3000

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition.

On May 6, 2004, BearingPoint, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BearingPoint, Inc.

Date: May 6, 2004	By:	/s/ Robert S. Falcone

Robert S. Falcone Executive Vice President and Chief Financial Officer